Exhibit 10.6.4(b)



                            SECOND EXTENSION OF TERM

This second extension of term agreement (the "Second Extension") is made as of the 12th day of February, 2007 between:

HOCROFT ASSOCIATES, a New Jersey partnership, ("Landlord"), having an office at 520 U.S. Highway 22, P.O. Box 6872, Bridgewater, NJ 08807

                                       and

SKYE MULTIMEDIA LTD., a New Jersey Corporation, ("Tenant"), having an office at 1031 Route 22, Bridgewater, NJ 08807.

                             PRELIMINARY STATEMENTS:

Landlord and Skye Multimedia, Inc. ("SMI"), a New Jersey corporation, were parties to a Lease and Lease Agreement (the "Lease") dated as of May 5, 2005 for leased premises consisting of 2,320 gross rentable square feet on the third floor of 1031 Route 22, Bridgewater, New Jersey (the "Building");

Tenant is the successor of SMI;

Landlord and Tenant entered into an Extension of Term agreement dated as of May 26, 2006 (the "Extension");

The Lease, as extended, expires on August 31, 2007 and, in consideration of these preliminary statements and for other good and valuable consideration, the parties have agreed to further extend the Term on the terms set forth in this Extension.

                                   AGREEMENTS:

1. Words not defined in this Second Extension shall have the meanings ascribed to them in the Lease and the Extension. The Lease shall otherwise remain in full force and effect except as amended by the terms of the Extension and this Second Extension.

2. The Term is hereby extended to and including August 31, 2008 (the "Second Extended Term").

3. During the Second Extended Term, beginning on September 1, 2007, Tenant agrees to pay Landlord Basic Rent at the rate of $44,080.80 per year payable in equal monthly installments of $3,673.34 plus Tenant Electric Charges of $1.50 per rentable square foot per year and all Additional Rent.

4. The parties mutually represent to each other that no broker negotiated or consummated the within transaction, and neither party dealt with any brokers in connection with the within Extension. Tenant agrees to indemnify Landlord in the event of any liability which may be imposed on Landlord as a result of a claim by any broker as a result of acts of the Tenant or any of its representatives.


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5.    Tenant  represents  and  warrants  that it is not a  Specially  Designated
      National or a Blocked Person as those terms are defined in the rules of the Office of Foreign Assets Control nor a person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as amended.

6. The terms, covenants and conditions of this Second Extension shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

7. This Second Extension may be executed in several counterparts each of which shall constitute an original for all purposes.

8. This Second Extension contains the entire agreement of the parties hereto, subsumes all prior discussions and negotiations and, except as may otherwise be specifically set forth in this Second Extension, this Second Extension may not be amended or otherwise modified except by a writing signed by all the parties to this Second Extension.

IN WITNESS WHEREOF, the parties hereto have caused this Second Extension to be signed by their proper officers as of the date set forth above.

                                    LANDLORD:
                                    HOCROFT ASSOCIATES



                                    By:   /s/ Eugene Schenkman
                                          --------------------------------------
                                          Eugene Schenkman, Vice President
                                          S/K Hocroft Corp.

                                    TENANT:
                                    SKYE MULTIMEDIA LTD.



                                    By:   /s/ Allen S. Greene
                                          ------------------------------------
                                          Allen S. Greene, Chairman






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